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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                             ____________________

                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(B) OR 12(G) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                Advanstar, Inc.
                                ---------------
            (Exact name of registrant as specified in its charter)

   Delaware                                      94-3243499
--------------------------------------  --------------------------------------
   (State of incorporation or                     (IRS Employer
   organization)                                 Identification No.)


   545 Boylston Street, Boston,
   Massachusetts                                 02116
--------------------------------------  --------------------------------------
     (Address of principal executive             (Zip Code)
      offices)

If this form relates to the               If this form relates to the
registration of a class of                registration of a class of
securities pursuant to Section 12(b)      securities pursuant to Section 12
of the Exchange Act and is effective      (g) of the Exchange Act and is
pursuant to General Instruction           effective pursuant to General
A.(c), please check the following         Instruction A.(d), please check the
box:    [X]                               following box:     [_]


Securities Act registration statement file number to which this form relates:
                                                                    333-74683
                                                                    ---------
                                                                 (If applicable)

       Securities to be registered pursuant to Section 12(b) of the Act:

          Title of each class                Name of each exchange on which
          to be so registered                each class is to be registered
          -------------------                ------------------------------

          Common Stock, $.01 par value       New York Stock Exchange
--------------------------------------       -----------------------------------

       Securities to be registered pursuant to Section 12(g) of the Act:

                                     None
--------------------------------------------------------------------------------
                               (Title of Class)
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Item 1.  Description of Registrant's Securities to be Registered
         -------------------------------------------------------

  Information concerning the Registrant's Common Stock, $.01 par value per share, is contained in the Registrant's Registration Statement on Form S-1 (File No. 333-74683), filed with the Securities and Exchange Commission on March 19, 1999 and amended by Amendment No. 1 thereto filed with the Securities and Exchange Commission on April 22, 1999, pursuant to the Securities Act of 1933 (the "S-1 Registration Statement"), and such information is incorporated herein by reference.


Item 2. Exhibits
        --------

  Exhibit No.       Exhibit
  -----------       -------
     1              Certificate of Incorporation, as amended, of Registrant
                    (incorporated herein by reference to Exhibit 3.1 to the S-1
                    Registration Statement).

     2 By-Laws of Registrant (incorporated herein by reference to Exhibit 3.2 to the S-1 Registration Statement).

     3 Form of Amended and Restated Certificate of Incorporation of the Registrant to become effective upon the closing of the offerings under the S-1 Registration Statement (incorporated herein by reference to Exhibit 3.3 to the S-1 Registration Statement).

     4 Form of Amended and Restated By-Laws of the Registrant to become effective upon the closing of the offerings under the S-1 Registration Statement (incorporated herein by reference to Exhibit 3.4 to the S-1 Registration Statement).


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                                   SIGNATURE
                                   ---------


   Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                  ADVANSTAR, INC.



                                  By: /s/ Robert L. Krakoff
                                      ---------------------
                                      Robert L. Krakoff
                                      Chairman of the Board and Chief Executive
                                      Officer

Date April 27, 1999